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              MASTER SERVICER'S CERTIFICATE
           (Delivered pursuant to Section 4.9
       of the Master Sale and Servicing Agreement)


             HOUSEHOLD FINANCE CORPORATION,
                       Master Servicer
         HOUSEHOLD AUTO RECEIVABLES CORPORATION

         HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
      Class A, B-1, B-2 and C Notes, Series 1998-1


1.   This Certificate relates to the Distribution Date     February 17, 2000
        occurring on

2.  Series 1998-1 Information
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(a)  The amount of Collected Funds with respect to the        $25,470,536.84
        Collection Period was equal to
        (i) The Gross Cash Yield                                  19.779597%

(b)  The amount of Available Funds with respect to the        $25,470,536.84
        Collection Period was equal to

(c)  The  Liquidated Receivables for the Collection            $6,334,986.93
        Period was equal to

(d)  Net Liquidation Proceeds for the Collection Period        $2,322,190.04
        was equal to
        (i) The annualized net default rate                        8.917071%

(e)  The principal balance of Series 1998-1 Receivables at
        the beginning of the Collection Period was equal to  $540,015,496.11

(f)  The principal balance of Series 1998-1 Receivables on
        the last day of the Collection Period was equal to   $519,565,226.15

(g)  The aggregate outstanding  balance of the Series 1998-1
        Receivables which were one payment (1-29 days) delinquent
        as of the close of business on the last day of the
        Collection Period with respect to such Distribution Date
        was equal to                                          $26,689,000.00

(h) The aggregate outstanding balance of the Series 1998-1 Receivables which were two payments (30-59 days) delinquent as of the close of business on the last day of the Collection Period with respect
        to such Distribution Date was equal to                 $9,350,000.00

(i)  The aggregate outstanding  balance of the Series 1998-1
        Receivables which were three or more payments (60+ days)
        delinquent as of the close of business on the last day of the Collection Period with respect to such Distribution Date was
        equal to                                               $7,118,000.00

(j)  The Base Servicing Fee paid on the Distribution Date      $1,350,038.74
        was equal to

(k)  The Principal Distributable Amount for the               $17,638,357.84
        Distribution Date was equal to

(l)  The Principal Amount Available for the Distribution      $22,855,155.12
        Date was equal to

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(m)  The Aggregate Note Principal Balance was equal to       $482,313,860.65

(n)  The Aggregate Optimal Note Balance was equal to         $464,675,502.81

(o)  The Targeted Credit Enhancement Amount was equal to      $71,440,218.60

(p)  The Targeted Reserve Account Balance was equal to        $16,550,495.25

(q)  The Targeted Credit Enhancement Amount as a percentage of the Pool
       Balance on the Distribution Date was equal to              13.750000%

(r)  The Reserve Account Deposit Amount for the                        $0.00
        Distribution Date

(s)  The Maximum Reserve Account Deposit Amount for the        $2,404,885.16
        Distribution Date

(t)  The Reserve Account Shortfall for the Distribution Date           $0.00

(u)  The amount on deposit in the Reserve Account after       $16,550,495.25
        distributions was equal to

(v)  The amount on deposit in the Reserve Account as a percentage of the
        Pool Balance on the Distribution Date was equal to         3.185451%

(w)  The Targeted Overcollateralization Amount was equal to   $54,889,723.34

(x)  The ending overcollateralization was equal to            $54,889,723.34

(y)  The ending overcollateralization as a percentage of the Pool
        Balance on the Distribution Date was equal to             10.564549%

(z)  The notional amount of the Interest Rate Cap was        $223,832,000.00
        equal to

(aa)  Payments received under the Interest Rate Cap were               $0.00
        equal to

(ab)  Libor Rate used in determining payments received under the
        Interest Rate Cap was equal to                             5.792500%

(ac)  The Weighed Average Coupon (WAC) was equal to               19.626000%

(ad)  The Weighed Average Remaining Maturity (WAM) was                    42
        equal to


3.  Noteholder Information
(a) Class A-1
A.   Information Regarding Distributions
B.  Calculation of Class A-1 Interest                              0.000000%
   1.   Class A-1 related Note Rate                                5.330000%
   2.   Class A-1 principal balance - beginning of period              $0.00
   3.   Accrual convention                                        Actual/360
   4.   Days in Interest Period                                           30

   5.   Class A-1 interest due                                         $0.00
   6.   Class A-1 interest paid                                        $0.00
   7.   Class A Interest Carryover Shortfall with respect              $0.00
        to Class A-1
   8.   Class A-1 unpaid interest with respect to the                  $0.00
        Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning of period               $0.00
   2.  Class A-1 principal - amount due                                $0.00
   3.  Class A-1 principal - amount paid                               $0.00
   4.  Class A-1 principal balance - end of period                     $0.00
   5.  Class A Principal Carryover Shortfall with respect              $0.00
        to Class A-1
   6.  Class A-1 unpaid principal with respect to the                  $0.00
        Distribution Date
   7.  Class A-1 Notes as a percentage of the Pool                 0.000000%
        Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool            58.685451%
        Balance on the Distribution Date

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(b) Class A-2
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                                $166.73
   2.   Principal distribution per $1,000                            $164.42
   3.   Interest distribution per $1,000                               $2.31

B.  Calculation of Class A-2 Interest
   1.   Class A-2 related Note Rate                               5.5140000%
   2.   Class A-2 principal balance - beginning of period     $27,170,378.16
   3.   Accrual convention                                        Actual/360
   4.   Days in Interest Period                                           30

   5.   Class A-2 interest due                                   $124,847.89
   6.   Class A-2 interest paid                                  $124,847.89
   7.   Class A Interest Carryover Shortfall with respect              $0.00
        to Class A-2
   8.   Class A-2 unpaid interest with respect to the                  $0.00
        Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning of period      $27,170,378.16
   2.  Class A-2 principal - amount due                        $8,878,642.06
   3.  Class A-2 principal - amount paid                       $8,878,642.06
   4.  Class A-2 principal balance - end of period            $18,291,736.10
   5.  Class A Principal Carryover Shortfall with respect              $0.00
        to Class A-2
   6.  Class A-2 unpaid principal with respect to the                  $0.00
        Distribution Date
   7.  Class A-2 Notes as a percentage of the Pool                 3.520585%
        Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool            58.685451%
        Balance on the Distribution Date

(c) Class A-3
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                                  $5.20
   2.   Principal distribution per $1,000                              $0.00
   3.   Interest distribution per $1,000                               $5.20

B.  Calculation of Class A-3 Interest
   1.    Calculation of Class A-3 Note Rate
          (a)  Libor                                               5.792500%
          (b)  Spread                                              0.450000%
          (c)  Class A-3 related Note Rate                         6.242500%

   2.    Class A-3 principal balance - beginning of          $143,000,000.00
         period
   3.    Accrual convention                                       Actual/360
   4.    Days in Interest Period                                          30

   5.   Class A-3 interest due                                   $743,897.92
   6.   Class A-3 interest paid                                  $743,897.92
   7.   Class A Interest Carryover Shortfall with respect              $0.00
        to Class A-3
   8.   Class A-3 unpaid interest with respect to the                  $0.00
        Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning of period     $143,000,000.00
   2.  Class A-3 principal - amount due                                $0.00
   3.  Class A-3 principal - amount paid                               $0.00
   4.  Class A-3 principal balance - end of period           $143,000,000.00
   5.  Class A Principal Carryover Shortfall with respect              $0.00
        to Class A-3
   6.  Class A-3 unpaid principal with respect to the                  $0.00
        Distribution Date
   7.  Class A-3 Notes as a percentage of the Pool                27.523012%
        Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool            58.685451%
        Balance on the Distribution Date

(d) Class A-4
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                               $5.24375
   2.   Principal distribution per $1,000                           $0.00000
   3.   Interest distribution per $1,000                            $5.24375

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B.  Calculation of Class A-4 Interest
   1.    Calculation of Class A-4 related Note Rate
          (a)  Libor                                               5.792500%
          (b)  Spread                                              0.500000%
          (c)  Class A-4 related Note Rate                         6.292500%

   2.    Class A-4 principal balance - beginning of           $80,832,000.00
        period
   3.    Accrual convention                                       Actual/360
   4.    Days in Interest Period                                          30

   5.   Class A-4 interest due                                   $423,862.80
   6.   Class A-4 interest paid                                  $423,862.80
   7.   Class A Interest Carryover Shortfall with respect              $0.00
        to Class A-4
   8.   Class A-4 unpaid interest with respect to the                  $0.00
        Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning of period      $80,832,000.00
   2.  Class A-4 principal - amount due                                $0.00
   3.  Class A-4 principal - amount paid                               $0.00
   4.  Class A-4 principal balance - end of period            $80,832,000.00
   5.  Class A Principal Carryover Shortfall with respect              $0.00
        to Class A-4
   6.  Class A-4 unpaid principal with respect to the                  $0.00
        Distribution Date
   7.  Class A-4 Notes as a percentage of the Pool                15.557623%
        Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool            58.685451%
        Balance on the Distribution Date

(e) Class A-5
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                              $27.78508
   2.   Principal distribution per $1,000                          $24.71258
   3.   Interest distribution per $1,000                            $3.07250

B.  Calculation of Class A-5 Interest
   1.    Class A-5 related Note Rate                               5.650000%
   2.   Class A-5 principal balance - beginning of period     $65,256,717.43
   3.   Accrual convention                                            30/360
   4.   Days in Interest Period                                           30

   4.   Class A-5 interest due                                   $307,250.38
   5.   Class A-5 interest paid                                  $307,250.38
   7.   Class A Interest Carryover Shortfall with respect              $0.00
        to Class A-5
   8.   Class A-5 unpaid interest with respect to the                  $0.00
        Distribution Date

C.  Calculation of Class A-5 principal balance
   1.  Class A-5 principal balance - beginning of period      $65,256,717.43
   2.  Class A-5 principal - amount due                        $2,471,257.77
   3.  Class A-5 principal - amount paid                       $2,471,257.77
   4.  Class A-5 principal balance - end of period            $62,785,459.66
   5.  Class A-5 Principal Carryover Shortfall                         $0.00
   6.  Class A-5 unpaid principal with respect to the                  $0.00
        Distribution Date
   7.  Class A-5 Notes as a percentage of the Pool                12.084231%
        Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool            58.685451%
        Balance on the Distribution Date

(f) Class B-1
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                              $28.13855
   2.   Principal distribution per $1,000                          $24.71257
   3.   Interest distribution per $1,000                            $3.42598

B.  Calculation of Class B-1 Interest
   1.    Class B-1 related Note Rate                               6.300000%
   2.   Class B-1 principal balance - beginning of period     $64,801,859.54
   3.   Accrual convention                                            30/360
   4.   Days in Interest Period                                           30

   4.   Class B-1 interest due                                   $340,209.76
   5.   Class B-1 interest paid                                  $340,209.76
   6.   Class B-1 Interest Carryover Shortfall                         $0.00
   7.   Class B-1 unpaid interest with respect to the                  $0.00
        Distribution Date
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C.  Calculation of Class B-1 principal balance
   1.  Class B-1 principal balance - beginning of period      $64,801,859.54
   2.  Class B-1 principal - amount due                        $2,454,032.40
   3.  Class B-1 principal - amount paid                       $2,454,032.40
   4.  Class B-1 principal balance - end of period            $62,347,827.14
   5.  Class B-1 Principal Carryover Shortfall                         $0.00
   6.  Class B-1 unpaid principal with respect to the                  $0.00
        Distribution Date
   7.  Class B-1 Notes as a percentage of the Pool                12.000000%
        Balance on the Distribution Date
   8.  Class A and B-1 Notes as a percentage of the Pool          70.685451%
        Balance on the Distribution Date

(g) Class B-2
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                              $28.19288
   2.   Principal distribution per $1,000                          $24.71253
   3.   Interest distribution per $1,000                            $3.48035

B.  Calculation of Class B-2 Interest
   1.    Class B-2 related Note Rate                               6.400000%
   2.   Class B-2 principal balance - beginning of period     $61,561,766.55
   3.   Accrual convention                                            30/360
   4.   Days in Interest Period                                           30

   4.   Class B-2 interest due                                   $328,329.42
   5.   Class B-2 interest paid                                  $328,329.42
   6.   Class B-2 Interest Carryover Shortfall                         $0.00
   7.   Class B-2 unpaid interest with respect to the                  $0.00
        Distribution Date

C.  Calculation of Class B-2 principal balance
   1.  Class B-2 principal balance - beginning of period      $61,561,766.55
   2.  Class B-2 principal - amount due                        $2,331,330.77
   3.  Class B-2 principal - amount paid                       $2,331,330.77
   4.  Class B-2 principal balance - end of period            $59,230,435.78
   5.  Class B-2 Principal Carryover Shortfall                         $0.00
   6.  Class B-2 unpaid principal with respect to the                  $0.00
        Distribution Date
   7.  Class B-2 Notes as a percentage of the Pool                11.400000%
        Balance on the Distribution Date
   8.  Class A and B Notes as a percentage of the Pool            82.085451%
        Balance on the Distribution Date

(h) Class C
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                              $28.24735
   2.   Principal distribution per $1,000                          $24.71261
   3.   Interest distribution per $1,000                            $3.53474

B.  Calculation of Class C Interest
   1.    Class C related Note Rate                                 6.500000%
   2.   Class C principal balance - beginning of period       $39,691,138.97
   3.   Accrual convention                                            30/360
   4.   Days in Interest Period                                           30

   4.   Class C interest due                                     $214,993.67
   5.   Class C interest paid                                    $214,993.67
   6.   Class C Interest Carryover Shortfall                           $0.00
   7.   Class C unpaid interest with respect to the                    $0.00
        Distribution Date

C.  Calculation of Class C principal balance
   1.  Class C principal balance - beginning of period        $39,691,138.97
   2.  Class C principal - amount due                          $1,503,094.84
   3.  Class C principal - amount paid                         $1,503,094.84
   4.  Class C principal balance - end of period              $38,188,044.13
   5.  Class C Principal Carryover Shortfall                           $0.00
   6.  Class C unpaid principal with respect to the                    $0.00
        Distribution Date
   7.  Class C Notes as a percentage of the Pool Balance           7.350000%
        on the Distribution Date
   8.  Class A, B and C Notes as a percentage of the Pool         89.435451%
        Balance on the Distribution Date

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